JDSU ANNOUNCES FISCAL 2008 FIRST QUARTER RESULTS

Milpitas, California, October 31, 2007 – JDSU today reported results for its first quarter ended September 29, 2007.

Net revenue for the first quarter of 2008 was $356.7 million and the net loss was $6.9 million, or $(0.03) per share. This compares to net revenue of $318.1 million and a net loss of $17.4 million or $(0.08) per share in the first quarter of 2007.

On a non-GAAP basis, net revenue for the first quarter was $357.2 million and the net income was $18.0 million, or $0.08 per share. This compares to non-GAAP net revenue of $318.2 million and net income of $6.8 million, or $0.03 per share in the first quarter 2007.

On an adjusted EBITDA basis (adjusted Earnings Before Interest, Taxes, Depreciation and Amortization) the Company reported $23.7 million for the first quarter, which compares to $9.6 million for the first quarter 2007.

“In Q1 all key financial metrics improved sequentially as well as year-over-year. For the third consecutive quarter, the company was free cash flow positive at more than $27 million.” said Kevin Kennedy, JDSU’s Chief Executive Officer. “Looking forward, JDSU remains focused on innovation and continuous improvement of our business model.”

Financial Overview – Fiscal 2008 First Quarter Ended September 29, 2007

•	First quarter non-GAAP revenue of $357.2 million grew 1.8% compared with the previous quarter and grew 12% from the first quarter of fiscal 2007.

•

First quarter Optical Communications non-GAAP net revenue of $121.3 million grew 7.6% from the previous quarter’s non-GAAP net revenue of $112.7 million. Revenue from this segment represented 34% of total fiscal Q1 non-GAAP net revenue.

•

Communications Test and Measurement non-GAAP revenue of $168.0 million declined 1.9% from the fiscal 2007 fourth quarter’s level of $171.3 million, and represented 47% of total fiscal Q1 non-GAAP net revenue.

•	Advanced Optical Technologies segment net revenue was $48.0 million, or 13% of total fiscal Q1 non-GAAP net revenue. Fiscal 2007 fourth quarter revenue from AOT was $44.7 million.

•	Our Commercial Lasers business reported net revenue of $19.9 million, down 10% from the previous quarter. This business represented 6% of total fiscal Q1 non-GAAP net revenue.

•	Americas’ customers represented 54% of total non-GAAP net revenue. European and Asia-Pacific customers represented 28% and 18% of total non-GAAP net revenue, respectively.

•

The Company held $1,127.4 million in cash, cash equivalents, short-term investments and restricted cash at the end of the first quarter. The Company was free cash flow positive for the third consecutive quarter, generating more than $27 million in free cash flow in the quarter.

JDSU News Release

Business Outlook

For the second quarter of fiscal 2008, ending December 29, 2007, the Company expects non-GAAP net revenue to be in the range of $372 to $394 million.

Conference Call

The Company will discuss these results and other related matters at 2:00 p.m. Pacific Time on October 31, 2007 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About JDSU

JDSU (NASDAQ: JDSU; and TSX: JDU) enables broadband and optical innovation in the communications, commercial and consumer markets. JDSU is a leading provider of communications test and measurement solutions and optical products for telecommunications service providers, cable operators, and network equipment manufacturers. JDSU is also a leading provider of innovative optical solutions for medical/environmental instrumentation, semiconductor processing, display, brand authentication, aerospace and defense, and decorative applications. More information is available at www.jdsu.com.

Forward-Looking Statements

This press release contains, and the discussions in our subsequent conference call will contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include: (i) any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, EBITDA, cash flow and other financial metrics; and (ii) the Company’s beliefs regarding the purpose, usefulness and efficacy of non-GAAP results and the measures and items the Company includes in the same, as well as any benefits to investors the Company believes its non-GAAP measures provide. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) the ongoing potential for significant quarter-over-quarter product mix fluctuations, which can materially impact profitability due to the broad gross margin range across our portfolio; (c) continuing consolidation activities affecting our customer base, which limits demand visibility in the short term, and could reduce our business potential in the long term; (d) average selling prices continue to decline across our traditional Optical Communications and our Advanced Optical Technologies and Commercial Lasers businesses; (e) we and many of our Optical Communications suppliers continue to experience execution and delivery challenges which limit our revenue and impair our profitability; (f) our Communications Test and Measurement business is notable for seasonality and a significant level of in-quarter book-and-ship business, further limiting our forecasting abilities; (g) we are currently engaged in various product and manufacturing transfers, site consolidations and product discontinuances, which have caused and may continue to cause execution disruptions, customer satisfaction issues and quality and delivery problems; (h) Optical Communications customer supply chain and inventory rationalization initiatives are limiting our

JDSU News Release

demand visibility; and (i) the securities class actions referenced in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007 filed with the Securities and Exchange Commission claim damages that exceed the total current assets of the Company and thus an unfavorable outcome or settlement of one or more of these lawsuits could have a substantial material adverse effect on our financial condition, liquidity and results of operations.

For more information on these and other risks affecting the Company’s business, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007 filed with the Securities and Exchange Commission, as well as in other filings on Forms 10-Q and 10-K. The forward-looking statements contained in this news release are made as of the date hereof and the Company does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

Contact Information

Investors: Michelle Levine, 408-546-4421 or michelle.levine@jdsu.com

Press: Kathleen Greene, 408-546-5852 or kathleen.greene@jdsu.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED FINANCIAL DATA FOLLOWS-

JDS UNIPHASE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

(unaudited)

	Three Months Ended
	September 29,	September 30,
	2007	2006
Net revenue	$356.7	$318.1
Cost of sales	211.0	210.2
Amortization of acquired developed technologies	12.0	9.9

Gross profit	133.7	98.0

Operating expenses:
Research and development	46.6	40.0
Selling, general and administrative	100.2	83.0
Amortization of other intangibles	6.9	6.4
Reduction of intangibles and loss on long-lived assets	0.4	0.1
Restructuring charges	1.1	5.2

Total operating expenses	155.2	134.7

Loss from operations	(21.5)	(36.7)
Interest and other income	19.3	19.8
Interest expense	(2.2)	(1.9)
Gain on sale of investments	—	0.3

Loss before income taxes	(4.4)	(18.5)
Provision (benefit) for income taxes	2.5	(1.1)

Net loss	$(6.9)	$(17.4)

Net loss per share
Basic and diluted	$(0.03)	$(0.08)

Shares used in per share calculation
Basic and diluted	219.2	210.9

JDSU News Release

JDS UNIPHASE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	September 29, 2007	June 30, 2007

ASSETS
Current assets:
Cash and cash equivalents	$376.7	$362.9
Short-term investments	740.1	769.9
Restricted cash	10.6	9.9
Accounts receivable, net	252.3	264.2
Inventories, net	199.3	204.3
Refundable income taxes	3.9	4.7
Other current assets	41.7	44.8

Total current assets	1,624.6	1,660.7
Property, plant and equipment, net	205.1	210.5
Deferred income taxes	6.1	7.1
Goodwill	720.5	710.0
Other intangibles, net	398.1	411.5
Long-term investments	12.3	3.1
Other non-current assets	25.3	22.4

Total assets	$2,992.0	$3,025.3

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$101.4	$111.5
Accrued payroll and related expenses	64.3	62.0
Income taxes payable	7.6	42.3
Deferred income taxes	2.6	2.6
Restructuring accrual	5.6	6.9
Warranty accrual	9.6	10.3
Other current liabilities	108.0	112.3

Total current liabilities	299.1	347.9
Long-term debt	733.0	808.0
Other non-current liabilities	206.4	133.9
Stockholders’ equity	1,753.5	1,735.5

Total liabilities and stockholders’ equity	$2,992.0	$3,025.3

JDSU News Release

JDS UNIPHASE CORPORATION

REPORTABLE SEGMENT INFORMATION

(in millions, unaudited)

	Three Months Ended
	September 29,	September 30,
	2007	2006
Net revenue:
Optical Communications	$121.3	$138.0
Communications Test & Measurement	168.0	116.8
Advanced Optical Technologies	48.0	39.3
All Other, Commerical Lasers	19.9	24.1
Deferred revenue related to purchase accounting adjustment	(0.5)	(0.1)

Net revenue	$356.7	$318.1

Operating income (loss):
Optical Communications	$(2.9)	$2.2
Communications Test and Measurement	26.3	6.8
Advanced Optical Technologies	18.3	11.0
All Other, Commerical Lasers	(2.5)	1.7
Corporate	(31.4)	(28.7)

Total segment operating income (loss)	7.8	(7.0)
Unallocated amounts:
Stock based compensation	(11.0)	(6.6)
Acquisition-related charges and amortization of intangibles	(19.4)	(17.1)
Reduction of other long-lived assets	(0.4)	(0.1)
Restructuring charges	(1.1)	(5.2)
Other realignment charges	2.6	(0.7)
Interest and other income	19.3	19.8
Interest expense	(2.2)	(1.9)
Gain on sale of investments	—	0.3

Loss before income taxes	$(4.4)	$(18.5)

JDSU News Release

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP revenue, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company evaluates Company-wide segment performance using, among other things, the measures disclosed in this release for the purposes of evaluating the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance. The Company believes its “core operating performance” represents the Company’s performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from “core operating performance” those items, such as those relating to restructuring, investing, stock-based compensation expense and non-cash activities that management does not believe are reflective of such ordinary, ongoing and customary course activities.

The Company believes that providing this information to its investors, in addition to the GAAP presentation, allows investors to see Company results “through the eyes” of management. The Company further believes that providing this information allows Company investors to both better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Restructuring Activities

Cost of goods sold, costs of research and development and costs of selling, general and administrative related to restructuring events: The Company has incurred periodic expenses, included in its GAAP presentation of gross margin and operating expenses primarily due to additional depreciation from changes in estimated useful life and the write-down of certain property and equipment that has been identified for disposal but remained in use until the date of disposal, workforce related charges such as retention bonuses and employee relocation costs related to a formal restructuring plan, building costs for facilities not required for ongoing operations, and costs related to the relocation of certain facilities and equipment from buildings which the Company has disposed of or plans to dispose. The Company excludes these items, for the purposes of calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, when it evaluates the continuing operational performance of the Company. The Company believes that these items do not reflect expected future gross profits or operating expenses nor does the Company believe that they provide a meaningful evaluation of current versus past core operational performance.

Investment Activities

Gain or loss on sale of available for-sale investments and reduction in the fair value of investments: The Company has sold investments or adjusted the value of investments from time to time based on market conditions. The Company’s activities in this respect are included in the Company’s GAAP presentation of net income (loss) and net income (loss) per share. The Company’s core business does not include making financial investments in third parties, and such investments do not constitute a

JDSU News Release

material portion of the Company’s assets. Moreover, the amount and timing of gains and losses and adjustments to the value of investments are unpredictable. Consequently, the Company believes that gains or losses on these sales and adjustments to the value of investments are not related to the ongoing core business and operating performance of the Company. The Company excludes these items, for the purposes of calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, when it evaluates the continuing operational performance of the Company. The Company believes the GAAP measure is not indicative of the Company’s core operating performance.

Gain or loss on equity method investments: The Company records gains or losses on its equity investments based on our pro-rata share of gains or the net losses of the investment. The Company’s activities in this respect are included in the Company’s GAAP presentation of net income (loss) and net income (loss) per share. The Company’s core business is not making financial investments in third parties, and such investments do not constitute a material portion of the Company’s assets. Moreover, the timing and magnitude of gains or losses are unpredictable, as they are inherently based on the performance of the third party subject of a particular investment. The Company excludes these items, for the purposes of calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, when it evaluates the continuing operational performance of the Company. The Company believes the GAAP measure is not indicative of its core operating performance.

Stock-based compensation expense: Non-GAAP net income (loss) and net income (loss) per share excludes stock-based compensation expense under SFAS 123R for fiscal 2006, and under APB 25 for earlier comparative periods. The Company excludes this item, for the purposes of calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, when it evaluates the continuing operational performance of the Company. The Company believes this GAAP measure is not indicative of its core operating performance.

Non-Cash Activities

Amortization of intangibles from acquisitions: The Company incurs amortization of intangibles, included in its GAAP presentation of cost of goods sold and operating expense, related to the various acquisitions it has made. Management excludes these items, for the purposes of calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, when it evaluates the continuing operational performance of the Company. The Company believes that eliminating this expense from operating income is useful to investors because it believes the GAAP measure, alone, is not indicative of its core cost of goods sold and operating expenses and performance.

Reduction of goodwill and other long-lived assets: The Company incurs costs, included in its GAAP presentation of operating expense, related to the reduction of the carrying value of goodwill and other long-lived assets primarily related to SFAS 142 and SFAS 144 adjustments, respectively. SFAS 142 and SFAS 144 adjustments typically occur when the financial performance of the business utilizing the affected assets falls below certain thresholds or certain assets are designated as held for sale. Accordingly, SFAS 142 and SFAS 144 related asset value reductions are non-recurring and generally unpredictable. The Company believes that eliminating this item, for the purposes of calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, is useful to investors. We believe this non-GAAP adjustment will assist investors to compare current versus past performance. The Company’s historical adjustments to the carrying value of certain of its assets under SFAS 142 and SFAS 144, as well as the methodology used by the Company in assessing the same, are more particularly described in its quarterly reports on form 10-Q and annual reports on Form 10-K.

JDSU News Release

Interest, taxes, and depreciation expense: The Company incurs depreciation expense in its operating results. The Company’s calculation of adjusted EBITDA excludes items as a result of interest, taxes, depreciation and amortization. Management believes adjusted EBITDA is indicative of the Company’s core operational cash flow.

Acquired In-Process Research and Development: The Company recorded charges for acquired in-process research and development, included in its GAAP presentation of operating expense, in connection with its acquisitions. These amounts were expensed on the acquisition dates as the acquired technology had not yet reached technological feasibility and had no future alternative uses. There can be no assurance that acquisition of businesses, products or technologies in the future will not result in substantial charges for acquired IPR&D. Accordingly, acquired IPR&D are non-recurring and generally unpredictable. The Company believes that eliminating this expense, for the purposes of calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, is useful to investors.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The GAAP measure most directly comparable to adjusted EBITDA is income (loss) from operations. The Company believes that these GAAP measures alone are not indicative of its core operating expenses and performance.

JDSU News Release

The following tables reconcile the non-GAAP revenue, net income (loss), net income (loss) per share and adjusted EBITDA financial measures to GAAP:

JDS UNIPHASE CORPORATION

NON-GAAP INFORMATION AND RECONCILIATION TO COMPARABLE GAAP FINANCIAL MEASURES

(in millions, except per share data)

(unaudited)

	Three Months Ended
	September 29, 2007		September 30, 2006
	Net income (loss)	Basic EPS	Net income (loss)	Basic EPS
GAAP measures	$(6.9)	$(0.03)	$(17.4)	$(0.08)
Items reconciling GAAP net income (loss) & EPS to Non-GAAP net income (loss) & EPS:
Related to net revenues:
Deferral of revenues related to acquisition activities	0.5	—	0.1	—
Related to cost of sales:
Acquisition-related expenses	—	—	1.5	0.01
Stock-based compensation expenses	1.2	0.01	0.8	—
Amortization of acquired developed technologies	12.0	0.05	9.9	0.04

Total related to gross profit	13.7	0.06	12.3	0.05

Related to operating expenses:
Research and development:
Stock-based compensation expenses	2.5	0.01	1.6	0.01
Other non-recurring charges	—	—	0.4	—
Selling, general and administrative:
Stock-based compensation expenses	7.3	0.03	4.2	0.02
Other non-recurring charges	(2.6)	(0.01)	(0.5)	—
Amortization of intangibles	6.9	0.03	6.4	0.03
Reduction of intangibles & other long-lived assets	0.4	—	0.1	—
Restructuring Charges	1.1	0.01	5.2	0.02

Total related to operating expenses	15.6	0.07	17.4	0.08

Interest and other income	(4.4)	(0.02)	(5.1)	(0.02)
(Gain) loss on sale of investments	—	—	(0.4)	—

Total related to net income (loss) & EPS	24.9	0.11	24.2	0.11

Non-GAAP measures	$18.0	$0.08	$6.8	$0.03

JDSU News Release

JDS UNIPHASE CORPORATION

NON-GAAP INFORMATION AND RECONCILIATION TO COMPARABLE GAAP FINANCIAL MEASURES

(in millions, except per share data)

(unaudited)

	Three Months Ended
	September 29, 2007	September 30, 2006

GAAP net revenue	$356.7	$318.1
Deferral of revenues related to acquisition activities	0.5	0.1

Non-GAAP net revenue	$357.2	$318.2

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET LOSS TO EBITDA

(in millions)

	Three Months Ended
	September 29, 2007	September 30, 2006

GAAP net loss	$(6.9)	$(17.4)
Interest and other income	(19.3)	(19.8)
Interest expense	2.2	1.9
Gain on sale of investments	—	(0.3)
Provision (benefit) for income taxes	2.5	(1.1)
Depreciation	15.9	16.6
Amortization	18.9	16.3

EBITDA	13.3	(3.8)
Costs related to restructuring events	1.1	5.2
Costs related to stock based compensation expense	11.0	6.6
Costs related to acquisition activities	0.5	1.6
Costs related to other non-recurring activities	(2.6)	(0.1)
Reduction in intangibles and other long lived assets	0.4	0.1

Adjusted EBITDA	$23.7	$9.6